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                                                                    EXHIBIT 10.2

                              AMENDED AND RESTATED
                            DATASTREAM SYSTEMS, INC.
                         STOCK OPTION PLAN FOR DIRECTORS
                (as amended and restated through April 10, 2002)

     1. Purpose. The purpose of this Stock Option Plan for Directors (the "Plan") of Datastream Systems, Inc. (the "Company"), a Delaware corporation, is to encourage stock ownership by nonemployee directors ("Directors" or a "Director") by providing them a means to acquire a proprietary interest in the Company, thereby advancing the interests of the Company by encouraging and enabling the acquisition of its stock by Directors whose judgment and ability are relied upon by the Company for the attainment of its long term growth and development. Accordingly, the Plan is intended to promote a close identity of interests among the Company, the Directors and its stockholders, as well as to provide a means to attract and retain well-qualified Directors.

     2. Effective Date and Term of Plan. The Plan shall become effective as of February 7, 1995, subject, however, to the subsequent approval of the Plan by the Company's stockholders. The Plan shall remain in effect for ten years from February 7, 1995, or until earlier termination by the Board of Directors of the Company (the "Board"), whichever occurs first. The Plan was amended and restated as of April 12, 1996, was amended on March 13, 1998 and March 12, 1999 was amended and restated on April 16, 1999 and was again amended and restated on April 10, 2002.

     3. Stock Subject to the Plan. There are authorized for issuance or delivery upon the exercise of options to be granted from time to time under the Plan an aggregate of 200,000 shares of the Company's common stock, $.01 par value ("Common Stock"), subject to adjustment as provided hereinafter in
Section 8. Such shares may be, as a whole or in part, authorized but unissued shares, whether now or hereafter authorized, or issued shares which have been reacquired by the Company. If any option issued under this Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the shares of Common Stock which have not been purchased thereunder shall again become available for the purposes of this Plan.

     4.   Plan Administration:

          (a) The Plan shall be administered by the Compensation Committee (the "Committee"), which shall consist of at least two Directors appointed by the Board.

          (b) The Committee shall have full and final authority to interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other actions necessary and advisable for the administration of the Plan.

          (c) Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any action taken or decision made in good faith relating to this Plan or any grant hereunder.

          (d) An administrator of the Plan (the "Administrator") may from time to time be appointed by the Committee. If appointed, the Administrator shall be responsible for the general administration of the Plan under the policy guidance of the Committee. The Administrator shall be in the employ of the Company, and shall be compensated for services and expenses by the Company according to its normal employment policies without special or additional compensation, other than reimbursement of expenses, if any, for his or her services as the Administrator.

     5.   [Reserved.]

     6. Terms and Conditions of "Formula" Stock Option Awards. Each Director shall receive a non-qualified stock option in accordance with the terms and conditions of this Section 6 and Section 7.

          (a) Initial Grants Upon Appointment to the Board of Directors. Each person who is first elected or appointed to serve as a Director following the effective date of the Company's initial public offering shall be granted a non-qualified stock option as of the first business day following the Director's election or appointment to purchase 9,000 shares of Common Stock at an exercise price equal to the then Fair Market Value (as defined in Section 6(d)) per share of Common Stock.

          (b) Subsequent Grants During Tenure as a Director. Each Director shall be granted, as of the first business day of each fiscal year of the Company following his or her first election or appointment to the board of directors, a non-qualified stock option to purchase 4,000 shares of Common Stock, each at an exercise price equal to the then Fair Market Value (as defined in Section 6(d)) per share of Common Stock.


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          (c) Conditions to Grants. Options awarded pursuant to this Section 6 shall be subject to such additional terms as set forth in a non-qualified stock option agreement as approved by the Committee and incorporated herein by reference.

          (d) Fair Market Value. "Fair Market Value" with regard to any date means the closing price at which a share of Common Stock shall have been sold on that date as reported by the NASDAQ National Market (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Common Stock are then actively traded) and published in The Wall Street Journal. If at the time of the determination of Fair Market Value shares of Common Stock are not actively traded on any market described above, Fair Market Value means the fair market value of a share of Common Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Common Stock in the hands of the Director.

     7.   General Terms and Conditions of Options. Options awarded under
Section 6 shall be subject to the following additional terms and conditions.

          (a) Term and Exercise of Option. Options may be exercised only by written notice to the Company. Payment for all shares of Common Stock purchased pursuant to exercise of an option shall be made (i) in cash; (ii) by delivery to the Company of a number of shares of Common Stock which have been beneficially owned by the Director for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the exercise price multiplied by the number of shares the participant intends to purchase upon exercise of the option on the date of delivery; or (iii) in a cashless exercise through a broker. Payment shall be made at the time that the option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the participant. No option granted under the Plan may be exercised before the expiration of the fiscal year for which it was granted; provided, however, that any option granted under the Plan shall become immediately exercisable upon the retirement of the Director because of age, death or disability. No option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date upon which it is granted. Each option shall be subject to termination before its date of expiration as provided in Section 7(b).

          (b) Death of Director. Any option granted to a Director and outstanding on the date of his or her death may be exercised by the administrator of such Director's estate, the executor under his or her will, or the person or persons to whom the option shall have been validly transferred by such executor or administrator pursuant to the will or laws of intestate succession, but not beyond the first to occur of (i) the first anniversary of the Director's death, or (ii) the specified expiration date of the option; provided, however, that an option that is not exercised prior to the first anniversary of the Director's death shall be deemed exercised on the first anniversary of the date of death to the extent the then aggregate Fair Market Value of the shares subject to the option exceeds the aggregate Option Exercise Price and payment of such exercise price shall be effected by withholding a number of shares of Common Stock otherwise issuable pursuant to the option the Fair Market Value of which on such anniversary is equal to the exercise price. If the Fair Market Value of the Stock on the first anniversary of the Director's death equals or is less than the option exercise price, then the option shall be deemed to have expired unexercised.

     8. Changes in Capitalization. If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares of other property (other than ordinary cash dividends) are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, dividend, stock split, reverse stock split, spin-off, split-off or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, (iii) the price for each share subject to any then outstanding options under the Plan and (iv) the number of shares underlying stock options granted pursuant to Sections 6(a) and 6(b). No fractional shares will be issued under the Plan on account of any such adjustments. Any adjustment pursuant to this Section 8 shall provide for the elimination without payment therefor of any fractional shares.

     9.   Limitation of Rights:

          (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan, shall constitute evidence of any agreement or understanding, express or implied, that the Company will retain a Director as a director for any period of time, or at any particular rate of compensation.

          (b) No Stockholders' Rights for Options. The holder of an option granted under the Plan shall have no rights as a stockholder with respect to the shares covered by his or her options until the date of the issuance to such holder of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

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          (c) No Right to Participate as an Employee Director. A Director's
     right to participate in the Plan shall automatically terminate if and when a Director becomes an employee of the Company.

     10.  Transferability:

          (a) Options are not transferable other than by will or the laws of intestate succession. No transfer by will or by the laws of intestate succession shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased participant's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

          (b) Only a Director, or in the event of disability, his or her guardian, or in the event of death, his or her legal representative or beneficiary, may exercise options and receive deliveries of shares.

          (c) Notwithstanding (a) and (b) of this Section 10, a Director may assign all or any portion of a non-qualified stock option granted to him to
     (i) the Director's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece or nephew, including adoptive relationships, a former spouse of the Director or any person sharing the Director's household that is not a tenant or employee of the Director; (ii) any entity in which the persons included in (i) (or the Director) own more than 50 percent of the voting interests; (iii) trusts in which any of the persons included in (i) have more than a fifty percent beneficial interest; and (iv) foundations in which the persons in (i) (or the Director) control the management of assets, as may be permitted under Rule 16b-3 of the Exchange Act of 1934, as in effect from time to time. In that event, the assignee will be entitled to all of the rights of the Director with respect to the assigned portion of such non-qualified option, and such non-qualified option will continue to be subject to all of the terms and conditions that governed the non-qualified option during the period that it was held by the Director; provided, however, that such assignee may not further assign the non-qualified option except by will or by the laws of descent and distribution. Any such assignment will be permitted only if made by gift, pursuant to a domestic relations order, or in exchange for an interest in an entity of which more than 50 percent of the voting interests are held by the persons included in (i). Additionally, in order for an assignment by a Director to be effective, (i) at least 30 days prior to the date of assignment, the Director must notify the Company in writing of the date of the assignment, the non-qualified option or portion thereof to be assigned and the name, address, telephone number and social security or employer identification number of the assignee, (ii) at the time of assignment, the Director must execute an appropriate written agreement that the Company provides to evidence the assignment and to agree to remit any applicable withholding the Company may require and (iii) at the time of assignment, the assignee pursuant to a written agreement that the Company provides must agree to be bound by the same terms and conditions that governed the non-qualified option during the period it was held by the Director.

          (d) A Director, his transferee upon his death and his permitted assignee may not transfer any of the Common Stock acquired pursuant to the exercise of an Option until six months from the date of grant of the Option.

     11. Amendment, Modification and Termination. The Board at any time may terminate and in any respect amend or modify the Plan; provided, however, that no such action by the Board, without approval of the Company's stockholders, may
(i) increase the total number of shares of Common Stock available under the Plan in the aggregate (except as otherwise provided in Section 8 above), (ii) extend the period during which any option may be exercised, (iii) extend the term of the Plan, (iv) change any option exercise price or (v) alter the class of persons eligible to receive options. No amendment, modification or termination of the Plan shall in any manner adversely affect the rights of any Director with respect to an option previously granted. Notwithstanding any other provision of this Plan, the provisions of Section 6 may not be amended more than once every six months, other than to conform it with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, or any rules under either of the foregoing.

     12. Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Corporate Secretary of the Company and shall become effective when it is received.

     13. Restrictions on Transfer of Non-Qualified Option and Delivery and Sale of Shares; Legends. Each option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such option upon any securities exchange or under any state or federal laws necessary or desirable as a condition of or in connection with the granting of such option, the assignment of such option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Common Stock purchasable or otherwise deliverable under options then outstanding, the Committee may require, as a condition of assignment or exercise of any option or as a condition to any other delivery of Common Stock pursuant to an option, that the Director represent, in writing, that the shares received pursuant to the option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received

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an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares issued pursuant to an option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     14.  Non-alienation of Benefits. Other than as specifically permitted in
Section 10, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so other than as specifically permitted thereunder shall be void. No such benefit shall, prior to receipt, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the recipient.

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